UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
-----------------

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 10, 2008
(Date of Earliest Event Reported)

ADVANCED ID CORPORATION
(Exact name of registrant as specified in its charter)

      Nevada                   000-24965              46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS
Employer
 of incorporation)
Identification No.)

4500 - 5th Street NE
#200, Bay 6
Calgary, Alberta, Canada
T2E 7C3
(Address of principal executive offices (zip code)

(403) 264-6300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement. On November 10, 2008, Advanced ID entered into a securities purchase agreement (the "Purchase Agreement") with La Jolla Cove Investors (the "La Jolla") which is further described in Item 3.02 below.

Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant

With respect to this Item, disclosure is provided in Item 3.02 below.

Item 3.02 Unregistered Sale of Equity Securities

On November 10, 2008, Advanced ID entered into the Purchase Agreement with La Jolla pursuant to which Advanced ID issued a $1,000,000 debenture (the "Advanced ID Debenture") that is convertible into common stock, par value $0.01 per share ("Common Stock"), of Advanced ID and, as consideration therefor, La Jolla delivered a cash payment of $200,000 and a secured promissory note of La Jolla in the amount of $800,000 (the "La Jolla Note"). La Jolla made an early prepayment of a portion of the La Jolla Note, with a post-closing principal amount of the La Jolla Note outstanding equal to $725,000. The Advanced ID Debenture bears interest at a rate of 6% per annum, which is payable monthly in cash or, at the option of La Jolla, in shares of Common Stock at the then applicable conversion price, and matures on November 30, 2011. The La Jolla Note bears interest at a rate of 6.25% per annum, which is payable monthly in cash, and matures on November 30, 2011. As described in the respective instruments, the Advanced ID Debenture provides for an upward adjustment of the interest rate under certain circumstances and the La Jolla Note provides for a downward adjustment of the interest rate under certain circumstances. In addition, La Jolla is required to prepay commencing six months after the date of the La Jolla Note, on a monthly basis, on any date(s) of such month during which the Note remains outstanding an amount equal to not less than $200,000 (or such lesser amount that equals the remaining outstanding principal and accrued and unpaid interest under the Note), with the amount, if any, in excess of such sum to be determined by and in the sole and absolute discretion of La Jolla, until all principal and accrued and unpaid interest under this Note has been paid, provided that certain conditions set forth in the La Jolla Note are satisfied.

The principal amount of Advanced ID Debenture is convertible by La Jolla at any time into shares of Common Stock at a per share conversion price equal the lesser of $0.50 or 80% of the average of the three lowest Volume Weighted Average Price ("VWAP") per share of the Common Stock during the 20 trading days immediately preceding the conversion election. As set forth in the Advanced ID Debenture, if on the date that La Jolla elects to convert a portion of the Advanced ID Debenture the VWAP per share of the Common Stock is less than $0.08, Advanced ID shall have the right to redeem such portion of the Advanced ID Debenture that is subject to the conversion election by the payment to La Jolla of an amount equal to 150% of such portion of the Company Debenture. Pursuant to its terms, La Jolla may not convert the principal amount of the Advanced ID Debenture to the extent that, following such conversion, La Jolla would beneficially own in excess of 4.99% of the outstanding Common Stock, which cap may be increased to 9.99% or entirely removed by La Jolla on not less than 61 days' prior notice.

As set forth in the Purchase Agreement, La Jolla is required to purchase up to two additional convertible debentures of Advanced ID, each in the amount of $1,000,000 and on the same terms and conditions as the purchase of the Advanced ID Debenture, upon the satisfaction of the condition that the Advanced ID Debenture, and each succeeding convertible debenture that has been purchased subsequent to the Advanced ID Debenture, has an outstanding principal amount that is not greater than $250,000, i.e., the purchase requirement arises when the previously purchased convertible debenture has been converted or otherwise redeemed so that no more than $250,000 is outstanding. Pursuant to the Purchase Agreement, La Jolla may eliminate the requirement to purchase any of the additional debentures of Advanced ID by a payment to Advanced ID of $25,000, which payment shall be reduced under certain conditions to $5,000 or $0.

The Advanced ID Debenture provides for various events of default, such as the failure to timely pay principal or interest, materially false or misleading representations, warranties or covenants by Advanced ID in the Purchase Agreement or other related documents, certain insolvency conditions of Advanced ID, the cessation of trading of the Common Stock, Advanced ID's failure to file required reports under the securities laws, or Advanced ID's default on any indebtedness in excess of $50,000. Upon a default, La Jolla would have the right to accelerate amounts due under the Advanced ID Debenture and demand immediate repayment of an amount equal to 150% of the principal amount of the Advanced ID Debenture.

The Advanced ID Debenture (including the right to convert into shares of Common Stock) was issued without registration in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 promulgated thereunder, based on the fact that the Advanced ID Debenture and the shares issuable upon conversion thereof were not sold or offered pursuant to general solicitation, and in reliance upon the representation of La Jolla as to its status as an accredited investor, that it was purchasing such securities for its own account and not with a view to resale or distribution or any part thereof in violation of the 1933 Act and an acknowledgement by La Jolla that resale of such securities may not be made unless registered under the 1933 Act or another exemption is available. In addition, such securities bear a legend indicating such restrictions on transferability.

The foregoing descriptions of the transaction are qualified in their entirety by the terms of the agreements attached as exhibits and incorporated by reference herein. The information contained in this Form 8-K does not constitute an offer of any securities for sale. In addition, the securities issued or issuable in the transactions described above have not been registered under the 1933 Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


Item 9.01  Financial Statements and Exhibits

Exhibits                     Description
--------                     -----------
No. 99-1          Press Release of Advanced ID dated November 18, 2008
No. 99-2          Securities Purchase Agreement including Exhibit A,
                    Secured Promissory Note
No. 99-3          6% Convertible Debenture


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced ID Corporation


By:      /s/ Dan Finch
         ------------------------
         Dan Finch
         Chief Executive Officer and President


Dated:  November 20, 2008